ESCROW AGREEMENT


     ESCROW AGREEMENT (this "Escrow Agreement"), dated as of April 28, 2003, by and among Dutchess Private Equities Fund, LP, a Fund (the "Investor"), Brown Rudnick Berlack Israels LLP (the "Escrow Agent") and Cal Bay International, Inc. (the "Company").

                                    RECITALS

     A. Simultaneously with the execution of this Escrow Agreement, the Company and Investor have entered into a Equity Line of Credit Agreement, dated as of the date hereof (the "Agreement"), pursuant to which the Investor has agreed to purchase securities (the "Securities") of the Company.

     B. The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the Purchase Price (as such term is defined in the Agreement) to be paid in connection with the purchase of the Securities.

     C. Upon the closing of the transactions contemplated by the Agreement (the "Closing(s)"), the Escrow Agent shall cause the distribution of the Purchase Price (as adjusted) in accordance with the terms of this Agreement.

     D. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

                          NOW, THEREFORE, IT IS AGREED:

     1.  DEPOSIT  OF  FUNDS.  (a)  The  Investor  shall  deposit with the Escrow
         ------------------
Agent (i) copies of each of the Agreement, the Registration Rights Agreement of even date and this Escrow Agreement, or counterparts thereof, each executed by the Investor, and (ii) the Purchase Price, for each purchase of Securities. The Company shall deliver to the Escrow Agent copies of each of the Agreement, the Registration Rights Agreement of even date and this Escrow Agreement, or counterparts thereof, each executed by the Company.


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     (i)     The  Purchase Price shall be delivered by the Company to the Escrow
Agent by (A) check payable to the order of the Escrow Agent, or (B) wire transfer to the following account:

     BANK:              EASTERN  BANK
     ABA:               011301798
     CITY:              LYNN
     STATE:             MASSACHUSETTS
     ACCOUNT  #:        600242556
     ACCOUNT  NAME:     BROWN  RUDNICK  BERLACK  ISRAELS  LLP,  CLIENT
                        TRUST  FUND

     BRBI ATTORNEY NAME: Attn: JOHN G. NOSSIFF, JR. Re: [Dutchess Private Equity
                         -------------------------------------------------------
Fund,  LP]
---------

     (ii) All of the other items listed above in paragraph (a) of Section 1 to be delivered by the Company or the Investor to the Escrow Agent shall be delivered to the Escrow Agent at its address for notice indicated in Section 6(a).

     (b) The Company and the Investor understand that the funds delivered to the Escrow Agent pursuant to Section 1(a) shall be held in escrow in a non-interest bearing client trust fund account until each Closing.

     2.  TERMS  OF  ESCROW.
         -----------------

     (a) The Escrow Agent shall hold the Purchase Price in escrow until the receipt by the Escrow Agent of a notice, executed by each of the Investor and the Company, stating that the Closing has occurred, or otherwise directing the disposition of the Purchase Price.

     (b) If the Escrow Agent, prior to delivering or causing to be delivered the Purchase Price in accordance herewith, receives notice of objection, dispute, or other assertion in accordance with any of the provisions of this Agreement, the Escrow Agent shall continue to hold the Purchase Price until such time as the Escrow Agent shall receive (i) written instructions jointly executed by the Company and the Investor, directing distribution of the Purchase Price, or (ii) a certified copy of a judgment, order or decree of a court of competent jurisdiction, final beyond the right of appeal, directing the Escrow Agent to distribute said Purchase Price to any party hereto or as such judgment, order or decree shall otherwise specify (including any such order directing the Escrow Agent to deposit the Purchase Price into the court rendering such order, pending determination of any dispute between any of the parties). In addition, the Escrow Agent shall have the right to deposit any of the Purchase Price with a court of competent jurisdiction without liability to any party if said dispute is not resolved within thirty (30) days of receipt of any such notice of objection, dispute or otherwise.


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     (c)  This  Escrow  Agreement  shall  terminate  upon  termination  of  the
Agreement.

     3.  DUTIES  AND  OBLIGATIONS  OF  THE  ESCROW  AGENT.
         ------------------------------------------------

     (a) The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agent's duties are as a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct or gross negligence.

     (b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

     (c) The Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Company and the Investor are parties, whether or not it has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the Company and the Investor, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by each of the Company and the Investor, and agreed to in writing by the Escrow Agent.

     (d) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely all property held in escrow, until it shall jointly be directed otherwise in writing by the Company and the Investor or by a final judgment (non-appealable) of a court of competent jurisdiction.

     (e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

     (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Purchase Price.


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     (g)     If  the  Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Purchase Price, it may do so by delivering the same to any other escrow agent mutually agreeable to the Company and the Investor and, if no such escrow agent shall be selected within three days of the Escrow Agent's notification to the Company and the Investor of its desire to so relinquish custody of the Purchase Price, then the Escrow Agent may do so by delivering the Purchase Price (a) to any bank or trust company in the County of Suffolk, Commonwealth of Massachusetts, which is willing to act as escrow agent thereunder in place and instead of the Escrow Agent, or (b) to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law. The fee of any such bank or trust company or court officer shall be shared equally by the parties hereto (other than Escrow Agent). Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Purchase Price.

     (h) This Agreement shall not create any fiduciary duty on the Escrow Agent's part to the Company or the Investor, nor disqualify the Escrow Agent from representing Investor in any dispute with Company, including any dispute with respect to the Purchase Price. The parties understand that the Escrow Agent has acted, and will continue to act, as counsel to the Investor.

     (i) The Escrow Agent represents that it is counsel to the Investor. The parties agree that the Escrow Agent's engagement as provided for herein is not and shall not be objectionable for any reason.

     (j) Upon the Escrow Agent's performance of this Agreement in accordance with its terms, the Escrow Agent shall be deemed released and discharged of any further obligations hereunder.

     4.  FEES.     The  Escrow  Agent  shall be paid a fee of $750 in connection
         ----
with each closing. Such fee and any legal fees owing by the Company to Escrow Agent pursuant to Section 2(d) of that certain Registration Rights Agreement of even date between the Company and the Investor shall be deducted by Escrow Agent from the Purchase Price prior to distribution to the Company.

     5.  INDEMNIFICATION.
         ---------------

     (a) The Company hereby indemnifies and holds free and harmless Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by the Investor against Escrow Agent with respect to the performance of any of the provisions of this Agreement.


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

     (b) The Investor hereby indemnifies and holds free and harmless Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by the Company against Escrow Agent with respect to the performance of any of the provisions of this Agreement.

     (c) The Company and the Investor, jointly and severally, hereby indemnify and hold the Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, including, but not limited to, all legal costs and expenses of the Escrow Agent incurred defending itself against any claim or liability in connection with its performance hereunder, provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence.


     6.  MISCELLANEOUS.
         -------------

     (a) All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by telecopier, upon receipt of proof of sending thereof, (iii) if sent by Express Mail, Federal Express or other express delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, upon receipt, in each case if delivered to the following addresses:

     (i)     If  to  the  Investor:
             Dutchess  Private  Equities  Fund,  LP
             312  Stuart  St
             Boston,  MA  02116
             Attn.:  Douglas  H.  Leighton,  Managing  Member
             Tel:  617-960-3570
             Fax:  617-960-3772

             With  Copy  to:

             John  G.  Nossiff,  Jr.
             Brown  Rudnick  Berlack  Israels  LLP
             One  Financial  Center
             Boston,  MA  02111
             Tel:  (617)  856-8200
             Fax:  (617)  856-8201


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     (ii)    If  to  the  Company:

             Cal  Bay  International,  Inc.
             1582  Parkway  Loop
             Suite  G
             Tustin,  CA  92780
             Attention:  Robert  Thompson
             Telephone:     714-258-7070
             Facsimile:     714-258-7077


     Copy  to:

             Cletha  Walstrand,  Attorney  at  Law
             8  East  Broadway,  Suite  609
             Salt  Lake  City,  UT  84111
             Tel:  (801)  363-0890
             Fax:  (801)  363-8512

     (iii)   If  to  the  Escrow  Agent:

             John  G.  Nossiff,  Jr.
             Brown  Rudnick  Berlack  Israels  LLP
             One  Financial  Center
             Boston,  MA  02111
             Tel:  (617)  856-8200
             Fax:  (617)  856-8201


or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

     (b) This Agreement shall be construed and enforced in accordance with the law of the Commonwealth of Massachusetts applicable to contracts entered into and performed entirely within Massachusetts.

     (c) This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                         [   Signature Page Follows   ]


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     IN  WITNESS  WHEREOF,  the  parties hereto have caused this Agreement to be signed  the  day  and  year  first  above  written.

                                COMPANY:


                                By:  /s/Robert  Thompson
                                -------------------------
                                Name:  Robert  Thompson
                                Title:  President  &  CEO


                                INVESTOR:

                                Dutchess  Private  Equities  Fund,  LP


                                By:  /s/  Douglas  H.  Leighton
                                --------------------------------
                                Name:  Douglas  H.  Leighton
                                Title:  Managing  Member:
                                        Dutchess  Capital  Management,  LLC
                                        General  Partner  to:
                                        Dutchess  Private  Equities  Fund,  LP

                                ESCROW  AGENT:

                                BROWN  RUDNICK  BERLACK  ISRAELS  LLP


                                By:  /s/John  G.  Nossif,  Jr.
                                ------------------------------
                                John  G.  Nossif,  Jr.


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